                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments thereto filed with the Securities and Exchange Commission with respect to 30,000 Common Shares of the Corporation issuable or issued in connection with the Eaton Non-Employee Director Fee Deferral Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1997.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 26th day of February, 1997.

 /s/ Stephen R. Hardis                 /s/ Alexander M. Cutler
-------------------------------        -------------------------------------
Stephen R. Hardis, Chairman            Alexander M. Cutler,
and Chief Executive Officer;           President and Chief
Principal Executive Officer;           Operating Officer; Director
Director

 /s/ Adrian T. Dillon
-------------------------------
Adrian T. Dillon,
Vice President and Chief
Financial and Planning
Officer; Principal Financial
Officer; Director

 /s/ Ronald L. Leach                   /s/ John R. Miller
-------------------------------        -------------------------------------
Ronald L. Leach,                       John R. Miller, Director
Vice President - Accounting;
Principal Accounting Officer

 /s/ Neil A. Armstrong
-------------------------------
Neil A. Armstrong, Director

 /s/ Phyllis B. Davis                   /s/ Victor A. Pelson
-------------------------------        -------------------------------------
Phyllis B. Davis, Director             Victor A. Pelson, Director

 /s/ Ernie Green                       /s/ A. William Reynolds
-------------------------------        -------------------------------------
Ernie Green, Director                  A. William Reynolds, Director

 /s/ Charles E. Hugel                  /s/ Gary L. Tooker
-------------------------------        -------------------------------------
Charles E. Hugel, Director             Gary L. Tooker, Director



                                       11